UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 9, 2021

Statera Biopharma, Inc.
(Exact Name of Registrant as Specified in Charter)

delaware	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2537 Research Boulevard, Suite 201 Fort Collins, CO 80526
(Address of Principal Executive Offices and zip code)

(888) 613-8802
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	STAB	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment to the Current Report on Form 8-K (the “Form 8-K”) amends the Current Report on Form 8-K filed by Statera Biopharma, Inc. (the “Company”) on November 10, 2021 (the “Prior 8-K”). The purpose of this Form 8-K is to revise the reported results of voting from the Company’s Annual Meeting of Stockholders held virtually on November 9, 2021 (the “2021 Annual Meeting”). Due to a procedural misunderstanding, the votes of a stockholder who had submitted proxy voting instructions in a timely manner prior to the meeting were incorrectly tabulated as broker non-votes. The certified results of the inspector have been amended to correct for this error and the results set forth below reflect the final and official vote tally.

The voting outcomes reported in the Prior 8-K for Proposal Nos. 1 and 2 have not changed. However, the final total shares voted for the 2021 Annual Meeting have been updated and the voting outcome for Proposal No. 3 has been revised to indicate approval for Proposal No. 3 based upon the revised total shares voting “FOR” Proposal No. 3.

Item 5.07         Submission of Matters to a Vote of Security Holders.

The Company held the 2021 Annual Meeting. The results of matters submitted to a stockholder vote at the 2021 Annual Meeting are as follows:

Proposal No. 1: Election of Directors. Five nominees were elected to serve on the Company’s board of directors until the next annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes
Michael K. Handley	9,165,521	6,546,597	3,042,799
Steve Keith Barbarick	8,904,242	6,807,876	3,042,799
Taunia Markvicka	7,141,111	8,571,007	3,042,799
Randy S. Saluck	8,281,210	7,430,908	3,042,799
Lea Verny	15,602,873	109,245	3,042,799

Proposal No. 2: Ratification of Turner, Stone & Company, LLP as the independent registered public accounting firm for fiscal year ending December 31, 2021. The selection of Turner, Stone & Company, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified with the votes set forth below:

For	Against	Abstain
18,462,241	273,996	18,680

Proposal No. 3: Approval of an amendment to the Company’s Equity Incentive Plan. The proposal to amend the Company’s Equity Incentive Plan to increase the number of shares of the Company’s common stock available for awards thereunder by 3,000,000 was ratified with the votes set forth below:

For	Against	Abstain	Broker Non-Vote
8,367,144	7,279,443	65,531	3,042,799

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Statera Biopharma, Inc.

Date: November 12, 2021	By:	/s/ Peter Aronstam
Name: Peter Aronstam
Title: Chief Financial Officer